UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-22543)

KKR Income Opportunities Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor San Francisco, CA			94104
(Address of principal executive offices)			(Zip code)

Annette O’Donnell-Butner KKR Credit Advisors (US) LLC 555 California Street, 50th Floor San Francisco, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(415) 315-3620

Date of fiscal year end:	October 31, 2020

Date of reporting period:	April 30, 2020

Item 1. Reports to Stockholders.

KKR

KKR Income Opportunities Fund

Semi-Annual Report

April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Fund at 1-855-862-6092.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 1-855-862-6092. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Income Opportunities Fund	April 30, 2020 (Unaudited)

Table of Contents

Management Discussion of Fund Performance	1
Performance Information	5
Schedule of Investments	6
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Statement of Cash Flows	22
Financial Highlights	23
Notes to Financial Statements	24
Voting Results from the March 20, 2020 Shareholder Meeting	33
Dividend Reinvestment Plan	34
Privacy Notice	36

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT with in sixty days after the end of the period. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES

The proxy statements and annual reports include information about the Fund’s Trustees and are available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at www.kkrfunds.com.

Management Discussion of Fund Performance

Looking Back on the Markets - April 30, 2020

KKR Income Opportunities Fund (“KIO”) aims to dynamically allocate across credit instruments to capitalize on changes in relative value among corporate credit investments and manage against macroeconomic risks. Our portfolio seeks exposure to companies where the perception of risk may be high but our analysis leads us to believe that that risk is lower. KIO is focused on where we believe risk or true value is misperceived by many market participants. Our predominant focus is on large companies in sectors where names are not typically over-valued. We believe KIO is well suited to the current credit market conditions as we seek assets that we believe are dislocated or fundamentally mispriced. We believe we are well equipped to construct a robust portfolio in times of stress and provide value to institutional portfolios that have broad credit exposure.

We began 2020 recognizing that the persistence of 2019 market trends - the zealous yearn for yield, spread compression, and continued lack of supply and the deepening bifurcation between high quality and storied credits were poised for a shakeup. Nobody could have foreseen the tragic global pandemic that has now changed the world we once knew forever. We are facing an absolutely unprecedented crisis, with the emergence and continued spread of COVID-19. This is a significant and grave public health issue that has now evolved into a global market and financial disruption. It has catalyzed lightning speed government responses as we have seen with the historical fiscal stimulus package.

This pandemic has disrupted the markets in a way we have not seen since the Great Financial Crisis (“GFC”). The sudden halting of our movement and business activities has created a ghost that is looming through our economy, daily routines, and for a large array of companies — uncertain future revenue streams. While we still cannot fully quantify the depths of the financial aftershocks that will inevitably reverberate through our economy and the consumer, we believe strongly that now is not the time to fear the market’s volatility. Instead, we believe it is a time to be prudent and take opportunities to reposition, lean into dislocated opportunities, and position for the most attractive risk adjusted investments.

In our view, the uncertainty in the market today will continue for the foreseeable future, but we are encouraged that the market is pricing risk as it proves to us that even companies in the eye of the storm have access to capital. While we have no doubt that COVID-19 will change human behavior and we will all evolve to acclimate to a new normal, we also believe that the asset prices of quality credits and businesses will rebound ahead of the fundamentals and delivery of certainty. We will continue to be credit underwriters with deep conviction and focus on the opportunities that have extended runway of liquidity and strong collateral packages to provide us with extra downside protection and comfort will we step in during the persistent uncertainty.

Market Commentary (1)

High yield bonds and loans endured an historic sell-off and recovery in March as the COVID-19 outbreak quickly morphed into an economic crisis that elicited unprecedented measures from policymakers. The Federal Reserve announced extraordinary steps including the uncapping the size of asset purchases and adding agency commercial mortgage-backed securities (“CMBS”) to the list of securities to be purchased, the creation of new credit facilities to purchase or lend to corporations in the primary and secondary markets, restarting the crisis-era term asset-backed securities loan facility (TALF), and including municipal securities in the list of eligible assets. Meanwhile, a $2 trillion economic relief bill was passed to backstop the financial markets and the U.S. economy.

High yield and loan prices recovered in April, as unprecedented measures by central banks and governments were enough to offset the near-term economic fallout from the COVID-19 outbreak. A peak in new infections in many of the world’s hot spots and a bottoming in oil prices allowed the S&P to finish with its strongest monthly gain since 1987. April included historic volatility in oil prices with the May contract for WTI turning negative intra-month. The Fed announced an additional $2.3 trillion of additional credit support in early April by expanding a number of its programs, including TALF and the Main Street Lending program.

In terms of performance, the BAML High Yield Master Index II returned -13.1% in Q1 2020 and the S&P LSTA Leveraged Loan index returned -13.0%. The speed and velocity of the market sell-off was unprecedented. Notably, after the rapid sell-off in March, the high yield market experienced the fastest ever recorded decline in yields over the last week in March. The loan asset class experienced its two largest daily price increases the last week in March after experiencing six of the seven largest daily declines in the market’s history over the prior two weeks. Risk assets continued to rally in April, with the BAML High Yield Master Index II returning +4.5% and the S&P LSTA Leveraged Loan Index returning +3.8%.

There were five defaults totaling $18.8 billion in bonds and loans in March, the sixth largest monthly default on record. In Q1 2020, a total of 13 companies defaulted totaling $23.5 billion in bonds and loans. This ranked as the seventh highest quarterly default volume on record. In March, the par-weighted U.S. high yield default rated jumped to a three-year high of 3.35%. Notably, energy has accounted for 45% of total bond default volume over the last 12 months. The par weighted loan default rate ended March at 1.87%, which is the highest the loan default rate has been since October 2018.

Primary market activity stalled throughout most of March as the markets endured an historic sell-off as the COVID-19 pandemic warped into a global economic crisis. In the high yield market, only five bonds priced in March, and four of these issuances were in the first week of the month. However, on a year to date basis, gross high yield volume totaled $73 billion, which was an 11% increase compared to Q1 2019. March broke a 37-month streak of refinancing leading the use of proceeds as 100% of March volume was used for ex-refinancing purposes. Year to date, refinancing volumes totals $53.9 billion, which accounts for 74% of volume, while acquisition financing totals $8.1 billion (11%), general corporate deals total $8.8 billion (12%) and dividend deals total $0.8 billion (1%).

The loan market priced 12 deals in March, which was the lowest numbers of deals priced in a month since January 2010. On a year to date basis, the loan market priced $199 billion, which was three times higher compared to Q1 2019. With repricing and refinancing issuance falling off a cliff, issuance in Mach was nearly entirely acquisition financing. Only one refinancing deal for $24 million priced in March, while the remaining deals were for acquisition financing purposes. On a year to date basis, refinancing volume totals $45 billion

U.S. CLO issuance dropped in March as loan issuance stalled, with no CLOs pricing since March 12th. Monthly gross volume fell to $4.9 billion across only nine deals. This followed February’s volume of $29 billion, the highest monthly volume since June 2018, and $8.0 billion in January.

In March, high yield mutual funds saw an exodus of outflows totaling $13 billion, the second largest monthly outflow on record. Flows for high yield bonds year to date total -$16.7 billion, which compares to inflows for fiscal year 2019 totaling +$18.8 billion. Loan funds have already been under pressure with redemptions and had their second record outflow and 18th consecutive outflow in March. Specifically, in March, loan funds reported outflows of $9.0 billion. Flows for loan funds year to date total -$11.6 billion, which compares to record outflows in fiscal year 2019 of -$38.3 billion.

The Market in Numbers(1)

For the period of November 1, 2019 - April 30, 2020

•                  Returns: Over the six month period ending April 30, 2020, the high yield and leveraged loan markets returned -7.7%(2) and -7.1%(3) (as measured by the Bank of America Merrill Lynch High Yield Index and the S&P LSTA Leveraged Loan Index), respectively.

•                  Spreads: The option adjusted spread on the Bank of America Merrill Lynch High Yield Index ended the period at 763bps(2) (April 30, 2020). The 3-year discounted spread on the S&P LSTA Leveraged Loan Indexended the period at 898bps(3) (April 30, 2020).

•                  Volatility: As measured by the VIX index, over the last six months, the VIX increased to as high as 82.7 in mid-March 2020, before settling at 34.2(4) as of April 30, 2020.

Fund Performance

KKR Income Opportunities Fund (“KIO” or, the “Fund”) is a diversified closed-end fund that trades on the New York Stock Exchange under the symbol “KIO”. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

As of April 30, 2020, the Fund held 95.3% of its net assets in first and second-lien leveraged loans, 63.6% of its net assets in high-yield corporate debt, 0.1% of its net assets in preferred stock, and 1.3% of its net assets in common stock. KIO’s investments represented obligations and equity interests in 216 positions across a diverse group of industries. The top ten issuers represented 48.6% of the Fund’s net assets while the top five industry groups represented 61.6% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 15.55%.

Business Updates

We thank you for your partnership and continued investment in KIO. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kio.

(1) Source: S&P/LSTA LCD Index Monthly and JPM High Yield Bond and Leveraged Loan Market Monitor as of April 30, 2020.

(2) Source: Bank of America Merrill Markets Online as of April 30, 2020.

(3) Source: S&P LCD Discounted Spreads as of April 30, 2020.

(4) Source: Bloomberg as of April 30, 2020.

Disclosures

The Bank of America Merrill Lynch US Corporate Index is an unmanaged index comprised of U.S. dollar denomination investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

“Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market weightings, spreads and interest payments. The index was rolled out in 2000 and it was back-loaded with four years of data dating to 1997.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of nonpayment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than U.S. investments because of adverse market economic, political, regulatory geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

					Value of
Average Annual Total Returns				Since Inception	$10,000
Period Ended April 30, 2020	Six Months	One Year	Five Year	(7/25/2013)	4/30/2020
KKR Income Opportunities Fund -Market Price Return	-24.61%	-23.61%	1.72%	0.68%	$10,466
KKR Income Opportunities Fund - NAV Return	-18.32%	-20.86%	1.07%	2.07%	$11,487
ICE BofA Merrill Lynch High Yield Master II Index®	-7.68%	-5.26%	0.16%	3.85%	$12,913

Schedule of Investments

	Par†		Value
Leveraged Loans - 95.3%
Aerospace & Defense - 2.0%
EaglePicher Technologies, LLC, TL 2L 02/18
7.654% (US LIBOR + 7.250%), 03/08/2025 (a)	1,838,910		$1,578,392
EaglePicher Technologies, LLC, TL 1L 02/18
3.654% (US LIBOR + 3.250%), 03/8/2026 (a)	3,558,262		3,309,184
			4,887,576
Auto Components -1.1%
Innovative XCessories & Services LLC , TL 1L 02/20
6.298%, (3 month US LIBOR +5.000%), 03/05/2027 (a)	3,018,040		2,625,695
Building Products -1.3%
Ml Windows & Doors, Inc., TL 1L 10/19
6.413%, (6 month US LIBOR +5.500%), 11/06/2026 (a)	3,493,134		3,135,087
Chemicals - 4.5%
Allnex USA, Inc., TL 1L B2 04/16
4.863%, (3 month US LIBOR +3.250%), 09/13/2023 (a)(b)	62,043		54,539
Allnex USA, Inc., TL 1L B3 02/17
4.863% (3 Month LIBOR USD + 3.250%), 09/13/2023 (a)(b)	46,743		41,090
Diversey, Inc., TL 1L 07/17
4.777% (3 Month LIBOR USD + 3.000%), 09/06/2024 (a)	398,323		344,176
Diversey, Inc., TL 1L 09/17
3.250% (3 Month EURIBOR + 3.250%), 07/25/2024 (a)	EUR	2,802,153	2,710,758
Emerald Performance Materials, LLC, TL 2L 07/14
8.750%, (1 month US LIBOR +7.750%), 08/01/2022 (a)	2,486,319		2,324,708
Invictus, TL 2L 01/18
8.529%, (3 month US LIBOR +6.750%), 03/30/2026 (a)	536,695		403,863
New Arclin US Holding Corp., TL 2L 02/17
9.154%, (1 month US LIBOR +8.750%), 02/14/2025 (a)	282,363		232,875
SI Group, Inc., TL1L 07/18
5.725%, (1 month US LIBOR +4.750%), 10/15/2025 (a)	658,194		574,275
Vantage Specialty Chemicals, Inc., TL 1L B 10/17
4.735%, (6 month US LIBOR +3.500%), 10/26/2024 (a)	3,177,420		2,160,646
Vantage Specialty Chemicals, Inc., TL 2L10/17
9.863%, (3 month US LIBOR +8.250%), 10/27/2025 (a)	2,886,493		2,311,763
			11,158,693
Commercial Services & Supplies - 4.9%
Access CIG, LLC, TL 2L 02/18
8.154%, (1 month US LIBOR +7.750%), 02/27/2026 (a)	1,292,375		1,130,828

See accompanying notes to financial statements.

Advantage Sales & Marketing, Inc., TL 2L 06/14
7.950%, (3 month US LIBOR +6.500%), 07/25/2022 (a)	2,795,532		$2,017,452
Advantage Sales & Marketing, Inc., TL 1L B 06/14
4.700%, (3 month US LIBOR +3.250%), 07/23/2021 (a)	5,413,480		4,675,893
ASP Acuren Merger Sub, Inc., TL 1L B 01/20
4.806%, (3 month US LIBOR +4.250%), 01/23/2027 (a)	567,940		522,505
Monitronics International, Inc., TL 1L EXIT 08/19
7.750%, (1 month US LIBOR +6.500%), 03/29/2024 (a)	5,619,603		3,807,281
			12,153,959
Construction & Engineering - 4.9%
Brand Energy & Infrastructure Services, Inc., TL 1L 05/17
5.455%, G month US LIBOR +4.250%), 06/21/2024 (a)	5,051,546		4,304,068
Total Safety US, Inc., TL 1L B 07/19
7.728%, (3 month US LIBOR +6.000%), 08/16/2025 (a)	4,430,458		3,680,448
Yak Access, LLC, TL 1L B 05/18
6.450%, G month US LIBOR +5.000%), 07/11/2025 (a)	6,034,567		4,065,790
			12,050,306
Construction Materials - 0.6%
Quimper AB, TL 2L 02/19 EUR
8.250% (3 Month EURIBOR + 8.250%), 02/13/2026 (a)(b)	EUR	1,464,440	1,484,452
Containers & Packaging - 0.2%
Canister International Group, Inc., TL 1L12/19
5.154%, 0 month US LIBOR +4.750%), 12/20/2026 (a)	612,168		593,803
Distributors - 3.1%
Distribution International, Inc., TL 1L 06/19
6.750%, G month US LIBOR +5.750%), 12/15/2023 (a)	9,518,244		7,495,618
Diversified Consumer Services -1.2%
Airbnb, Inc., TL 1L 03/20
8.500% (1 month US Libor + 7.500%), 03/30/2025 (a)	976,740		997,496
Jostens, Inc., TL1L12/18
6.056%, (6 month US LIBOR +5.500%), 12/19/2025 (a)	2,250,530		2,009,307
			3,006,803
Diversified Telecommunication Services -1.6%
Onvoy LLC, TL 1L 01/17
5.500%, (1 month US LIBOR +4.500%), 02/10/2024 (a)	3,475,632		2,929,297
Peak 10 Holding Corp., TL 1L 07/17
4.950%, (3 month US LIBOR +3.500%), 08/01/2024 (a)	1,260,740		923,827
			3,853,124
Electronic Equipment, Instruments & Components - 3.9%
Excelitas Technologies Corp., TL 2L10/17
8.937%, (3 month US LIBOR +7.500%), 12/01/2025 (a)	11,291,720		9,529,139

See accompanying notes to financial statements.

Laird PLC, TL 1L B 04/18
4.904%, (1 month US LIBOR +4.500%), 07/09/2025 (a)(b)	30,282		$25,841
			9,554,980
Food & Staples Retailing -1.5%
Action Nederland BV, TL 1L B 02/18
3.250% (3 Month EURIBOR + 3.250%), 03/07/2025 (a)(b)	EUR	205,730	204,471
Froneri Ltd., TL 2L 01/20
5.750% (1 Month LIBOR USD + 5.750%), 01/31/2028 (a)(b)	555,410		530,416
Froneri Ltd., TL 2L 01/20
5.750% (3 Month EURIBOR + 5.750%), 01/31/2028 (a)(b)	EUR	325,340	340,184
Smart & Final Stores LLC, TL 1L B 05/19
7.306%, (1 month US LIBOR +6.750%), 06/20/2025 (a)	2,830,505		2,703,132
			3,778,203
Food Products - 2.1%
CSM Bakery Products, TL 2L 07/13
9.100%, (3 month US LIBOR +7.750%), 07/05/2021 (a)(c)(d)	1,152,038		882,461
CSM Bakery Products, TL 1L B 07/13
5.350%, (3 month US LIBOR +4.000%), 07/03/2020 (a)(c)(d)	4,483,440		3,784,763
CTI Foods Holding Co LLC, TL 1L 05/19 (Exit TL)
8.770%, (3 month US LIBOR +7.000%), 05/03/2024 (a)(d)(e)	482,395		429,790
			5,097,014
Health Care Providers & Services - 4.4%
Affordable Care Inc., TL 1L 10/15
6.200%, (3 month US LIBOR +4.750%), 10/24/2022 (a)	4,102,949		2,899,410
LifePoint Hospitals, Inc., TL 1L 10/18
4.154%, (1 month US LIBOR +3.750%), 11/16/2025 (a)	38,245		35,610
Paradigm Acquistion Corp., TL 2L 10/18 LC
9.113%, (3 month US LIBOR +7.500%), 10/26/2026 (a)	555,010		444,008
Team Health, Inc., TL 1L 01/17
3.750%, (1 month US LIBOR +2.750%), 02/06/2024 (a)	9,805,659		7,282,761
US Anesthesia Partners, Inc., TL 1L B 01/18
4.000%, (6 month US LIBOR +3.000%), 06/23/2024 (a)	216,450		186,225
			10,848,014
Hotels, Restaurants & Leisure - 7.0%
Aimbridge Acquisition Co, Inc., TL 1L B 10/19
5.017%, (3 month US LIBOR +3.750%), 02/02/2026 (a)	2,768,709		2,265,718
B&B Hotels SAS, TL 1L B3A 01/20 EUR
3.875% (3 Month EURIBOR + 3.875%), 07/31/2026 (a)(b)	EUR	1,028,030	953,011
ClubCorp Club Operations, Inc., TL 1L B 08/17
4.200%, (3 month US LIBOR +2.750%), 09/18/2024 (a)	6,189,062		4,632,513
Diamond Resorts International, Inc., TL 1L B 06/18
4.750%, (1 month US LIBOR +3.750%), 09/02/2023 (a)	7,552,168		5,784,961

See accompanying notes to financial statements.

Life Time Fitness, Inc., TL B 1L 01/17
4.363%, (3 month US LIBOR +2.750%), 06/10/2022 (a)	3,642,182		$3,122,042
NPC International, Inc.
11.500%, 01/21/2021 (a)(c)(d)(e)	489,188		499,854
			17,258,099
Household Products -1.6%
Steinhoff, TL 1L 07/19 (SFH Super Senior)
10.000%, 12/31/2021 (b)(h)	EUR	171,652	184,814
Steinhoff, TL 1L 08/19 (SFH AD
0.000%, 12/31/2021 (b)(g)(h)	EUR	7,589,603	3,784,280
			3,969,094
Industrial Conglomerates -1.4%
Unifrax I LLC/ Unifrax Holding Co., TL 1L B 10/18
4.306%, (6 month US LIBOR +3.750%), 12/12/2025 (a)	4,240,419		3,240,231
Unifrax I LLC / Unifrax Holding Co., TL 1L B 11/18
3.750% (3 Month EURIBOR + 3.750%), 12/12/2025 (a)	EUR	191,310	161,429
			3,401,660
IT Services - 3.2%
PSAV, Inc., TL 2L 02/18
9.013%, (3 month US LIBOR +7.250%), 09/01/2025 (a)	2,530,890		1,607,115
Sutherland Global Services, Inc., TL1L10/14 _US Borrower
6.825%, (3 month US LIBOR +5.375%), 04/23/2021 (a)	6,499,485		4,657,954
Sutherland Global Services, Inc., TL 1L 10/14_Cayman Borrower
6.825%, (3 month US LIBOR +5.375%), 04/23/2021 (a)	1,512,933		1,084,266
Systems Maintenance Services Holdings, Inc., TL 1L B 10/16
6.450%, (3 month US LIBOR +5.000%), 10/30/2023 (a)	568,399		436,840
			7,786,175
Leisure Products -1.9%
Camping World Good Sam, TL 1L B 03/18
4.116%, (3 month US LIBOR +2.750%), 11/08/2023 (a)	6,063,618		4,547,714
Life Sciences Tools & Services - 3.0%
Albany Molecular Research, Inc., TL 2L 07/17
8.000%, (3 month US LIBOR +7.000%), 08/30/2025 (a)	2,174,190		1,935,029
Albany Molecular Research, Inc., TL 1L 07/17
4.250%, (1 month US LIBOR +3.250%), 08/30/2024 (a)	606,734		560,167
BioClinica-Synowledge Holdings, TL 1L 10/16
5.250%, (1 month US LIBOR +4.250%), 10/20/2023 (a)	703,716		627,479
PAREXEL International Corp., TL 1L 08/17
3.154%, (1 month US LIBOR +2.750%), 09/27/2024 (a)	4,664,059		4,297,581
			7,420,256

See accompanying notes to financial statements.

Machinery - 5.7%
Accuride Corp., TL 1L B 10/17
6.700%, (3 month US LIBOR +5.250%), 11/17/2023 (a)	3,552,552		$1,551,293
CPM Holdings, Inc., TL 2L 10/18
9.342%, (6 month US LIBOR +8.250%), 11/16/2026 (a)	1,655,830		1,393,654
Utility One Source LP, TL 1L B 02/20
4.968%, (1 month US LIBOR +4.250%), 04/18/2025 (a)	4,582,998		4,376,763
WireCo WorldGroup, Inc., TL 2L 07/16
10.072%, (6 month US LIBOR +9.000%), 09/30/2024 (a)	5,918,991		4,291,269
WireCo WorldGroup, Inc., TL 1L 07/16
6.072%, (6 month US LIBOR +5.000%), 09/29/2023 (a)	3,269,122		2,496,792
			14,109,771
Media - 2.5%
Emerald Expositions Holding, Inc., TL 1L B 11/17
3.154%, (1 month US LIBOR +2.750%), 05/22/2024 (a)	2,170,099		1,701,900
NEP Broadcasting, LLC, TL 2L 09/18
8.450%, (3 month US LIBOR +7.000%), 10/19/2026 (a)	5,063,000		3,037,800
NEP Broadcasting, LLC, TL 1L B 09/18
4.700% (3 Month LIBOR USD + 3.250%), 10/20/2025 (a)	1,380,834		1,118,476
NEP Broadcasting, LLC, TL 1L B 09/18 EUR
3.500% (3 Month EURIBOR + 3.500%), 10/20/2025 (a)	EUR	453,450	397,532
			6,255,708
Metals & Mining - 8.4%
Foresight Energy LP, TL 1L 03/20 DIP
12.000%, (1 month US LIBOR +11.000%), 09/04/2020 (a)(c)(d)(e)	984,642		967,270
Foresight Energy LP, TL 1L 03/20 DIP DD
12.000%, (1 month US LIBOR +11.000%), 09/04/2020 (a)(c)(d)(e)	701,643		689,264
Foresight Energy, LLC, TL 1L B 03/17
0.000%, (3 month US LIBOR +5.750%), 03/28/2022 (a)(c)(d)(g)	10,910,430		1,159,233
Sequa Corp., TL 2L 04/17
10.000%, (3 month US LIBOR +9.000%), 04/28/2022 (a)	17,149,877		12,819,533
Sequa Corp., TL 1L B 11/17
6.742%, (3 month US LIBOR +5.000%), 11/28/2021 (a)	5,870,807		4,933,915
			20,569,215
Multiline Retail -1.8%
Belk, Inc., TL 1L B 10/19
7.750%, (6 month US LIBOR +6.750%), 07/31/2025 (a)(c)(d)	10,499,654		4,357,356
Personal Products - 0.8%
Coty, Inc., TL 1L B 04/18 USD
3.171%, (1 month US LIBOR +2.250%), 04/07/2025 (a)	1,465,439		1,203,675
Coty, Inc., TL 1L B 03/18 EUR
2.500% (3 Month EURIBOR + 2.500%), 04/07/2025 (a)	EUR	191,610	180,230

See accompanying notes to financial statements.

Coty, Inc., TL 1L A 04/18 USD
2.421%, (1 month US LIBOR +1.500%), 04/07/2023 (a)	624,480	$521,441
		1,905,346
Professional Services - 0.9%
SIRVA Worldwide, Inc., TL 2L 07/18
10.776%, (3 month US LIBOR +9.500%), 08/03/2026 (a)	1,149,740	753,080
SIRVA Worldwide, Inc., TL 1L 07/18
6.178%, (3 month US LIBOR +5.500%), 08/04/2025 (a)	1,955,799	1,422,843
		2,175,923
Road & Rail - 2.7%
The Kenan Advantage Group, Inc., TL 1L B1 07/15
4.000%, (1 month US LIBOR +3.000%), 07/31/2022 (a)	3,236,126	2,692,716
The Kenan Advantage Group, Inc., TL 1L B2 07/15 Canadian Borrower
4.000%, (1 month US LIBOR +3.000%), 07/31/2022 (a)	769,556	640,332
Transplace, TL 2L 09/17
9.822%, (6 month US LIBOR +8.750%), 10/06/2025 (a)	4,532,039	3,399,029
		6,732,077
Software -13.4%
Applied Systems, Inc., TL 2L 09/17
8.450%, (3 month US LIBOR +7.000%), 09/19/2025 (a)	6,013,300	5,784,554
Gigamon, Inc., TL 1L 11/17
5.250%, (6 month US LIBOR +4.250%), 12/27/2024 (a)	3,287,279	3,090,042
Misys Ltd., TL 2L 04/17 USD
8.250%, (6 month US LIBOR +7.250%), 06/13/2025 (a)	5,337,894	4,590,589
Misys Ltd., TL 1L 04/17
4.500%, (6 month US LIBOR +3.500%), 06/13/2024 (a)	3,850,977	3,368,526
Superion LLC, TL 1L 08/18
5.200%, (3 month US LIBOR +3.750%), 08/29/2025 (a)	426,301	371,238
Syncsort, Inc., TL 1L B 11/18
7.863%, (3 month US LIBOR +6.250%), 08/16/2024 (a)	940,468	849,506
Syncsort, Inc., TL 1L B 10/19 (Add-on)
7.580%, (3 month US LIBOR +6.000%), 08/16/2024 (a)	1,523,344	1,368,633
TIBCO Software Inc, TL 2L 02/20
7.660%, (1 month US LIBOR +7.250%), 03/03/2028 (a)	4,657,830	4,360,893
Vertafore Inc., TL 2L 07/18
7.654%, (1 month US LIBOR +7.250%), 07/02/2026 (a)	4,236,379	4,025,895
Vertafore, Inc., TL 1L 05/18
3.654%, (1 month US LIBOR +3.250%), 06/04/2025 (a)	5,578,312	5,162,030
		32,971,906
Specialty Retail -1.7%
Jo-Ann Stores, Inc., TL 2L 04/18
10.250%, (1 month US LIBOR +9.250%), 05/21/2024 (a)	1,704,670	392,074

See accompanying notes to financial statements.

Jo-Ann Stores, Inc., TL 1L B 10/16
6.000%, (1 month US LIBOR +5.000%), 10/20/2023 (a)	2,572,359	$838,872
Talbots, Inc., TL 1L B 11/18
8.450%, (3 month US LIBOR +7.000%), 11/28/2022 (a)	3,917,059	3,035,721
		4,266,667
Technology Hardware, Storage, & Peripherals -1.3%
Electronics For Imaging, Inc., TL 1L 06/19
6.450%, (3 month US LIBOR +5.000%), 07/23/2026 (a)(c)(d)	4,086,699	3,136,541
Transportation Infrastructure - 0.7%
Direct ChassisLink, Inc., TL 2L 04/19
9.561%, (3 month US LIBOR +8.250%), 04/10/2026 (a)	2,355,220	1,825,296
TOTAL LEVERAGED LOANS (amortized cost $297,423,747)		234,412,131

High Yield Securities - 63.6%
Aerospace & Defense - 0.6%
The Boeing Co.
5.705%, 05/01/2040	427,000	427,000
5.805%, 05/01/2050	427,000	427,000
5.930%, 05/01/2060	427,000	427,000
TransDigm, Inc.
8.000%, 12/15/2025 (f)	267,000	279,015
		1,560,015
Airlines - 0.4%
Sabre, Inc.
9.250%, 04/15/2025 (f)	779,000	826,714
Automobiles -1.0%
Ford Motor Co.
9.625%, 04/22/2030	428,000	421,580
9.000%, 04/22/2025	916,000	895,390
8.500%, 04/21/2023	1,221,000	1,213,369
		2,530,339
Building Products - 3.9%
Ply Gem Holdings, Inc.
8.000%, 04/15/2026 (f)	4,980,000	4,262,930
SRS Distribution, Inc.
8.250%, 07/01/2026 (f)	5,596,000	5,244,011
		9,506,941
Chemical Manufacturing - 0.3%
Consolidated Energy Finance SA
6.500%, 05/15/2026 (b)(f)	869,000	681,817

See accompanying notes to financial statements.

Chemicals - 0.4%
Cornerstone Chemical Co.
6.750%, 08/15/2024 (f)	1,250,000		$1,021,625
Nouryon
6.500%, 10/01/2026 (b)(f)	EUR	1,541,000	1,614,831
			2,636,456
Commercial Services & Supplies - 3.7%
Multi-Color Corp
10.500%, 07/15/2027 (f)	2,410,000		2,403,493
6.750%, 07/15/2026 (f)	1,921,000		1,993,998
Vivint, Inc.
7.875%, 12/01/2022	2,475,000		2,380,109
7.625%, 09/01/2023	2,758,000		2,171,373
			8,948,973
Communications Equipment -1.4%
Genesys Telecommunications Laboratories, Inc.
10.000%, 11/30/2024 (f)	3,112,000		3,291,562
Construction & Engineering - 2.3%
Maxim Crane Works LP / Maxim Finance Corp.
10.125%, 08/01/2024 (f)	5,880,000		5,575,416
Construction Materials - 4.8%
Cemex Materials LLC
7.700%, 07/21/2025 (f)	12,842,000		11,718,325
Containers & Packaging -1.0%
Plastipak Holdings, Inc.
6.250%, 10/15/2025 (f)	2,672,000		2,402,262
Diversified Consumer Services - 0.4%
Expedia Group, Inc.
7.000%, 05/01/2025 (f)	1,032,000		1,052,282
Diversified Telecommunication Services - 0.6%
Zayo Group LLC
6.125%, 03/01/2028 (f)	1,484,000		1,405,674
Electronic Equipment, Instruments & Components - 6.8%
CommScope, Inc.
8.250%, 03/01/2027 (f)	8,365,000		8,069,297
6.000%, 06/15/2025 (f)	3,621,000		3,244,959
5.500%, 06/15/2024 (f)	5,860,000		5,283,552
			16,597,808
Energy Equipment & Services - 0.6%
Transocean Inc.
7.250%, 11/01/2025 (f)	3,380,000		1,360,450

See accompanying notes to financial statements.

Health Care Equipment & Supplies - 0.7%
Ortho-Clinical Diagnostics Inc. / Ortho-Clinical Diagnostics SA
7.250%, 02/01/2028 (f)	1,935,000	$1,748,756
Health Care Providers & Services - 5.9%
CHS/Community Health Systems, Inc.
8.000%, 03/15/2026 (f)	1,041,000	1,002,775
LifePoint Hospitals, Inc.
9.750%, 12/01/2026 (f)	4,133,000	4,448,348
6.750%, 04/15/2025 (f)	2,452,000	2,532,671
Quorum Health Corp.
0.000%, 04/15/2023 (g) Radiology	3,964,000	693,105
Partners Inc.
9.250%, 02/01/2028 (f)	3,008,000	2,883,920
Team Health, Inc.
6.375%, 02/01/2025 (f)	5,271,000	2,936,474
		14,497,293
Health Care Technology - 0.9%
Verscend Holding Corp.
9.750%, 08/15/2026 (f)	2,119,000	2,222,407
Hotels, Restaurants & Leisure - 9.6%
Cedar Fair LP
5.500%, 05/01/2025 (f)	1,479,000	1,490,092
ClubCorp Club Operations, Inc.
8.500%, 09/15/2025 (f)	11,018,000	6,856,501
Diamond Resorts International, Inc.
10.750%, 09/01/2024 (f)	3,963,000	2,551,380
7.750%, 09/01/2023 (f)	3,299,000	2,678,095
Enterprise Development Authority
12.000%, 07/15/2024 (f)	1,255,000	1,141,799
Hilton Worldwide Finance LLC /Hilton Worldwide
5.375%, 05/01/2025 (f)	231,000	232,733
Marriott International Inc/MD
5.750%, 05/01/2025	341,000	356,565
Merlin Entertainments PLC
7.000%,5/15/2025 (b)(f)	408,000	448,226
6.625%, 11/15/2027 (b)(f)	3,746,000	3,015,530
5.750%, 06/15/2026 (b)(f)	959,000	913,064
Six Flags Entertainment Corp.
7.000%, 07/01/2025 (f)	1,606,000	1,669,919
Station Casinos LLC
5.000%, 10/01/2025 (f)	771,000	647,601
4.500%, 02/15/2028 (f)	72,000	58,050

See accompanying notes to financial statements.

VAIL RESORTS, Inc.
6.250%, 05/15/2025 (f)	1,088,000	$1,128,800
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
7.750%, 04/15/2025 (f)	703,000	718,902
		23,907,257
Insurance -1.4%
Alliant Holdings I, Inc.
6.750%, 10/15/2027 (f)	1,199,000	1,201,698
Hub International Ltd.
7.000%, 05/01/2026 (f)	2,172,000	2,156,253
		3,357,951
IT Services - 0.0%
Dun & Bradstreet Corp.
10.250%, 02/15/2027 (f)	93,000	101,570
Life Sciences Tools & Services -1.4%
PAREXEL International Corp.
6.375%, 09/01/2025 (f)	3,558,000	3,340,073
Machinery-1.0%
Cleaver-Brooks, Inc.
7.875%, 03/01/2023 (f)	2,857,000	2,370,739
Media - 0.3%
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (b)	1,208,000	662,377
Metals & Mining - 0.0%
Foresight Energy, LLC
0.000%, 04/01/2023 (c)(d)(f)(g) Oil,	7,479,000	37,395
Gas & Consumable Fuels - 4.1%
Global Partners LP / GLP Finance Corp
7.000%, 08/01/2027	1,272,000	1,032,737
Indigo Natural Resources, LLC
6.875%, 02/15/2026 (f)	2,290,000	2,144,127
Parsley Energy, Inc.
5.625%, 10/15/2027 (f)	656,000	563,930
5.375%, 01/15/2025 (f)	1,040,000	939,848
PBF Holding Co. LLC / PBF Finance Corp.
6.000%, 02/15/2028 (f)	1,046,000	751,185
Rockies Express Pipeline LLC
4.800%, 05/15/2030 (f)	120,000	103,200
3.600%, 05/15/2025 (f)	309,000	280,417
Sunoco LP
5.500%, 02/15/2026	38,000	36,940

See accompanying notes to financial statements.

Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp
6.000%, 03/01/2027 (f)	21,000		$14,096
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
4.750%, 10/01/2023 (f)	2,349,000		1,823,411
Viper Energy Partners LP
5.375%, 11/01/2027 (f)	1,681,000		1,512,312
WPX Energy, Inc.
5.250%, 10/15/2027	1,090,000		953,369
			10,155,572
Pharmaceuticals - 0.1%
Teva Pharmaceutical Industries Ltd
2.800%, 07/21/2023 (b)	238,000		219,900
2.200%, 07/21/2021 (b)	3,000		2,935
			222,835
Road & Rail - 5.0%
The Kenan Advantage Group, Inc.
7.875%, 07/31/2023 (f)	14,441,000		12,186,182
Software -1.5%
Solera Holdings, Inc.
10.500%, 03/01/2024 (f)	3,616,000		3,616,723
Textiles, Apparel & Luxury Goods -1.8%
Lycra
7.500%, 05/01/2025 (b)(f)	EUR	6,537,000	3,660,720
5.375%, 05/01/2023 (b)(f)	EUR	1,117,000	673,238
			4,333,958
Trading Companies and Distributors -1.5%
Neon Holdings, Inc.
10.125%, 04/01/2026 (f)	2,105,000		1,907,025
TruckPro LLC
11.000%, 10/15/2024 (f)	1,744,000		1,687,320
			3,594,345
TOTAL HIGH YIELD SECURITIES (amortized cost $187,813,555)			156,450,467

Common Stocks -1.3%
Energy Equipment & Services - 0.2%
Proserv Acquisition LLC(b)(c)(d)(e)(g)	114,010		333,281
Food Products - 0.0%
CTI Foods Holding Co LLC(c)(d)(e)(g)	955		39,988
Hotels, Restaurants & Leisure -1.1%
Six Flags Entertainment Corp.	75,419		1,509,134
VICI Properties, Inc.	73,140		1,274,099
			2,783,233

See accompanying notes to financial statements.

Specialty Retail - 0.0%
Charlotte Russe, Inc.(c)(d)(e)(g)	3,649	$—
TOTAL COMMON STOCKS (cost $4,671,015)		3,156,502

Preferred Stock - 0.1%
Energy Equipment & Services — 0.1%
Proserv Acquisition LLC (b)(c)(d)(e)(g)	36,249	409,050
TOTAL PREFERRED STOCK (cost $233,307)		409,050

TOTAL INVESTMENTS (cost $490,141,624) (i) -160.3%		394,428,150
LIABILITIES EXCEEDING OTHER ASSETS, NET - (60.3)%		(148,417,120)
NET ASSETS -100.0%		$246,011,030

†                 In U.S. Dollars unless otherwise indicated.

EUR Euro

TL Term Loan

(a)         Variable rate security, the coupon rate shown is the effective rate as of April 30, 2020.

(b)         Non-U.S. security.

(c)          Security considered restricted due to the Adviser’s knowledge of material non-public information. The total value of these securities as of April 30, 2020 was $16,296,456 and represented 6.6% of net assets.

(d)         Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of April 30, 2020 was $16,726,246 and represented 6.8% of net assets.

(e)          Value determined using significant unobservable inputs.

(f)           Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. The total value of these securities as of April 30, 2020 was $144,129,178, which represent 58.6% of net assets.

(g)          Non-income producing security.

(h)         Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(i)             All investments are held as collateral for the Fund’s credit facility.

See accompanying notes to financial statements.

The following table represents the Fund’s investments categorized by country of risk as of April 30, 2020:

% of Net
Country:	Assets
United States	152.1%
United Kingdom	2.4%
Luxembourg	1.9%
Netherlands	2.5%
Sweden	0.6%
France	0.4%
Switzerland	0.3%
Israel	0.1%
Germany	0.0%
160.3%
Liabilities Exceeding Other Assets, Net	(60.3)%
100.0%

See accompanying notes to financial statements.

Statement of Assets and Liabilities

Assets
Investments, at value (amortized cost $490,141,624)	$394,428,150
Cash and cash equivalents	8,062,863
Receivable for investments sold	29,914,484
Dividends and interest receivable	5,147,901
Prepaid expenses	52,689
Total assets	437,606,087

Liabilities
Credit facility (net of deferred financing costs of $103,769)	114,758,423
Mandatory redeemable preferred shares (net of deferred financing costs of $762,651)	49,237,349
Payable for investments purchased	25,506,203
Investment advisory fees	362,961
Trustees’ fees	722,377
Other accrued expenses	1,007,744
Total liabilities	191,595,057
Net assets	$246,011,030

Net Assets
Paid-in capital — (unlimited shares authorized — $0,001 par value)	$362,471,603
Accumulated deficit	(116,460,573)
Net assets	$246,011,030

Net asset value, price per share (20,340,315 shares)	$12.09

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended
April 30, 2020
Investment income
Interest income	$18,859,736
Dividend income	43,518
Other income	168,094
Total investment income	19,071,348
Expenses
Investment advisory fees	2,527,058
Credit facility interest expense	1,539,430
Preferred shares interest expense	984,867
Legal fees	259,350
Trustees’ fees	81,076
Administration fees	75,981
Custodian fees	40,775
Audit and tax fees	40,543
Shareholder reporting expense	30,350
Other expenses	238,231
Total expenses	5,817,661

Net investment income	13,253,687

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(5,294,273)
Foreign currency transactions	(154,683)
Net realized loss	(5,448,956)
Net change in unrealized appreciation (depreciation) on
Investments	(63,600,271)
Foreign currency translation	363,243
Deferred Trustees’ fees	28,743
Net change in unrealized depreciation	(63,208,285)
Net realized and unrealized loss	(68,657,241)
Net decrease in net assets resulting from operations	$(55,403,554)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2020	Year Ended
	(Unaudited)	October 31, 2019
Increase (decrease) in net assets resulting from operations
Net investment income	$13,253,687	$30,305,556
Net realized loss	(5,448,956)	(7,376,432)
Net change in unrealized depreciation	(63,208,285)	(26,349,490)

Net decrease in net assets resulting from operations	(55,403,554)	(3,420,366)

Distributions to shareholders from
Net dividend and distributions	(15,255,236)	(30,510,472)
Total distributions	(15,255,236)	(30,510,472)
Net decrease in net assets	(70,658,790)	(33,930,838)
Net assets
Beginning of period/year	316,669,820	350,600,658
End of period/year	$246,011,030	$316,669,820

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended
April 30, 2020
(Unaudited)
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(55,403,554)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided in operating activities:
Purchases of investments	(167,425,484)
Proceeds from sales of investments	162,430,395
Net amortization (accretion) of premiums (discounts)	(1,201,674)
Net change in unrealized depreciation on investments	63,600,271
Net change in unrealized appreciation on foreign currency translation	(363,243)
Net change in unrealized depreciation on deferred Trustees’ fees	(28,743)
Net realized gain on investments	5,294,273
Net realized gain on foreign currency	154,840
Amortization of deferred financing costs	221,331
Changes in assets and liabilities:
Increase in receivable for investments sold	(23,539,772)
Increase in dividends and interest receivable	(241,915)
Increase in prepaid expenses	(52,689)
Increase in payable for investments purchased	11,759,484
Decrease in investment advisory fees payable	(48,154)
Increase in Trustees’ fees payable	71,626
Decrease in accrued expenses and other liabilities	(532,743)
Net cash used in operating activities	(5,305,750)

Cash Flows from Financing Activities
Cash dividends paid to shareholders	(15,255,236)
Proceeds from credit facility	16,265,392
Payment on borrowing on credit facility	(2,000,000)
Deferred financing costs paid	(54,023)
Net cash used in financing activities	(1,043,867)

Effect of exchange rate changes on cash	(34,264)
Net increase in cash and cash equivalents	(6,383,881)

Cash and Cash Equivalents
Beginning Balance	14,446,744
Ending Balance	$8,062,863

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid for interest expense	$1,273,726

See accompanying notes to financial statements.

Financial Highlights

	Six Months
	Ended
	April 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2020		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2019	2018	2017	2016	2015
Per share operating performance(1)
Net asset value, beginning of period	$15.57		$17.24	$18.38	$17.67	$17.11	$18.98
Income from operations
Net investment income	0.65		1.49	1.51	1.59	1.61	1.47
Net realized and unrealized gain (loss) on investments, foreign currency transactions and deferred Trustees’ fees	(3.38)		(1.66)	(0.07)	0.71	0.45	(1.69)
Total income from operations	(2.73)		(0.17)	1.44	2.30	2.06	(0.22)
Distributions from
Net investment income	(0.75)		(1.50)	(1.55)	(1.59)	1.50	(1.51)
Net realized gains	—		—	—	—	—	(0.10)
Return of capital							(0.04)
Total distributions	(0.75)		(1.50)	(1.55)	(1.59)	(1.50)	(1.65)
Total distributions	—		—	(1.03)	—	—	—
Net Asset Value, end of period	$12.09		$15.57	$17.24	$18.38	$17.67	$17.11
Total return#	(24.61)%		7.55%	2.84%	18.08%	17.10%	(6.50)%

Ratios to average net assets
Expenses	3.90	%(2)	3.38%	3.17%	2.74%	2.68%	2.46%
Net investment income	8.89	%(2)	9.07%	8.63%	8.74%	9.79%	8.23%

Supplemental data
Market value/price	$10.97		$15.39	$15.77	$16.87	$15.68	$14.82
Price premium/(discount)	(9.26)%		(1.16)%	(8.53)%	(8.22)%	(11.26)%	(13.38)%
Net assets, end of year (000’s)	$246,007		$316,670	$350,601	$280,373	$269,492	$261,004
Portfolio turnover rate	36.79%		62.19%	56.20%	84.06%	82.48%	73.33%

(1)         Per share calculations were performed using average shares.

(2)         Annualized.

#                 Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See accompanying notes to financial statements.

Notes to Financial Statements

1.     Organization

KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end registered management investment company. The Fund commenced operations on July 25, 2013 . The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2.     Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC Topic 946”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure s in these financial statements. Actual results could differ from those estimates.

COVID-19 and Global Economic and Market Conditions - Following the global outbreak of COVID-19, global financial markets have experienced considerable volatility, and economic and financial market conditions have significantly deteriorated including significant declines in global equity markets. The valuations of the investments referenced in the financial statements take into account these conditions and events.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments ‘ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are common stocks listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly . Level 2 inputs include quoted prices for similar instrument s in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities and certain leveraged loans.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The types of assets generally included in this category are certain leveraged loans, common stocks not actively traded and preferred stocks not actively traded.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted price s may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are les s observable or unobservable in the market, the determination of fair value requires more judgment . Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes , the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermine d point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Valuation Process

The Adviser utilizes a valuation committee (“Valuation Committee”), whose members consist of the Head of Credit-US, Head of Credit -Europe, General Counsel, Chief Financial Officer and certain other employees of the Adviser. The Valuation Committee is responsible for approving pricing sources and procedures and for oversight of the Adviser’s pricing practices, including determining the valuation of investments in circumstances where no external pricing data for an investment is available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. The valuation process involved in Level 3 measurements for assets and liabilities is completed daily based on the methodology an d assumptions that are used in estimating the value of the investment that are approved by the Valuation Committee on at least a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight, and review. For assets classified as Level 3, the investment professionals of the Adviser are responsible for preliminary valuations based on various factors including their evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections discussed above. All valuations are approved by the Valuation Committee.

For the six months ended April 30, 2020, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money market funds with financial institutions . As of April 30, 2020, the Fund was invested in the Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Class.

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. Dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Distributions to Shareholders — Distributions are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex -dividend date.

Term Loan Income — Term Loan Income consists of transaction fees including, but not limited to, delayed compensation, assignment, transfer, administration and amendment fees. Fee and other income is recorded when earned, and is recognized in Other income on the Statement of Operations.

Income Taxes —The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

To avoid imposition of a4% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than -not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2016-2018). However , management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of April 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2020, the Fund did not incur any interest or penalties.

Recent Accounting Pronouncements — In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement , which is designed to improve the effectiveness of disclosures by removing, modifying and adding disclosures related to fair value measurements. ASU No. 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The ASU allows for early adoption in any interim period after issuance of the update. The Fund has early adopted and has implemented the changes in its financial statements.

3.     Risk Considerations

The Fund invests mainly in leveraged loans, high yield securities, common stocks not actively traded and preferred stocks. These investments may involve certain risks, including, but not limited to, those described below:

Market Discount Risk — The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations. The Fund will be subject to credit risk with respect to the counterparties of derivative contracts (whether a clearing corporation in the case of exchange-trade d instruments or another third party in the case of over-the-counter instruments and other instruments entered into directly by the Fund.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk— The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic , political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged or exchange control regulations (including limitations on currency movements and exchanges; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

4.              Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Investment Advisory Fee”).

During periods when the Fund is using leverage, the Investment Advisory Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Investment Advisory Fee paid is calculated based on the Fund’s Managed Assets, which includes the assets purchased through leverage.

During the six months ended April 30, 2020 the Adviser earned an Investment Advisory Fee of $2,527,058.

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.

Fund Services serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Investor Support Services Agreement — Prior to July 31, 2018, the Fund retained Four Wood Capital Partners LLC to provide investor support services in connection with the on-going operation of the Fund. Such services included providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the New York Stock Exchange (“NYSE” specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis. The Invest or Support Services Agreement with Four Wood Capital Partners LLC ended on July 31, 2018.

Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan” that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation (depreciation are included on the Statement of Assets and Liabilities.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5.              Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of April 30, 2020, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Investments in securities	Level 1	Level 2	Level 3	Total
Lever aged loans	$—	$231,825,953	$2,586,178	$234,412,131
High yield securities	—	156,450,467	—	156,450,467
Preferred stocks	—	—	409,050	409,050
Common stocks	2,783,233	—	373,269	3,156,502
Cash equivalents	5,654,618	—		5,654,618
Total investments in securities and cash equivalents	$8,437,851	$388,276,420	$3,368,497	$400,082,768

The following are the details of the restricted securities held by the Fund:

			Amortized		% of Net
Issuer (1)	Par/Shares	Acquisition date(s)	Cost	Value	Assets
Belk Inc. TL 1LB 10/19	10,499,654	10/29/19	9,484,846	4,357,356	1.8%
Charlotte Russe, Inc. Common Stock	3,649	02/02/18	—	—	0.0%
CSM Bakery Products TL 1L B 07/13	4,483,440	08/26/2019-02/03/2020	4,431,421	3,784,763	1.5%
CSM Bakery Products TL 2L 07/13	1,152,038	08/14/2013-02/03/2020	1,144,549	882,461	0.4%
CTI Foods Holding Co. LLC, Common Stock	955	05/03/2019	112,798	39,988	0.0%
Electronics For Imaging, Inc. TL 1L 06/19	4,086,699	07/02/19	3,897,480	3,136,541	1.3%
Foresight Energy LP TL 1L 03/20 DIP DD	701,643	04/13/20	683,143	689,264	0.3%
Foresight Energy LP TL 1L 03/20 DIP	984,642	03/11/20	963,063	967,270	0.4%
Foresight Energy, LLC TL 1L B 03/17	10,910,430	03/16/2017-06/22/2018	10,791,608	1,159,233	0.5%
Foresight Energy, LLC 11.500% 4/2023	7,479,000	02/05/2018-09/10/2018	6,741,916	37,395	0.0%
NPC International, Inc. Bridge Loan 1L 01/20	489,188	01/21/2020	489,188	499,854	0.2%
Proserv Acquisition LLC, Common Stock	114,010	05/08/2018	1,585,844	333,281	0.1%
Proserv Acquisition LLC, Preferred Stock	36,249	05/08/2018	233,307	409,050	0.1%

(1) Refer to the Schedule of Investments for more details on securities listed.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Leveraged Loans	Common Stocks	Preferred Stocks
Balance at October 31, 2019	481,963	642,741	409,050
Purchases	2,124,885	—	—
Sales and paydowns	(2,430)	—	—
Settlements	11,195	—	—
Net change in appreciation/(depreciation)	(29,480)	(258,641)	—
Net realized gain/doss)	45	(10,830)	—
Balance as of April 30, 2020	2,586,178	373,269	409,050

Net change in appreciation/(depreciation) on investments held at April 30, 2020	(29,480)	(258,641)	—

(1) The Fund’s policy is to recognize transfers into and out of Level 3 at the beginning of each period.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2020:

Range
Financial		Valuation	Unobservable	(Weighted
Asset	Fair Value	Technique (1)	Inputs (2)	Average)(3)
Leveraged Loans	$2,586,178	Yield Analysis	Yield	12% - 43% (36%)
			EBIDA Multiple	3% - 14% (5.3%)
			Net Leverage	0.6x - 7.5x (2x)
			Discount Margin	3%
		Other	Liquidation Analysis	N/A
Common Stocks	$373,269	Market Comparables	LTM EBIDTA Multiple	0.2x - 1.2x (1.1x)
			Fwd EBIDTA Multiple	5.5x - 7.0x (6.8x)
			Illiquidity Discount	15%
Preferred Stocks	$409,050	Market Comparables	LTM EBIDTA Multiple	1.2x
			Fwd EBIDTA Multiple	7.0x

(1)         For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0-100%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100% weighting to a single methodology.

(2)         The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result insignificantly lower or higher fair value measurement.

(3)         Weighted average amounts are based on the estimated fair values.

6.              Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended April 30, 2020 were as follows:

Purchases	$164,740,813
Sales	$161,141,215

There were no purchases or sales of U.S. Government securities.

7.              Commitments and Contingencies

The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that pro Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be m based on experience, management expects the risk of loss to be remote.

8.              Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss , as appropriate, in the period in which the differences arise.

As of October 31, 2019, the Fund’s most recent fiscal year end, the following permanent differences have been reclassified (to)/from the following accounts:

Undistributed Net	Accumulated
Investment	Net Realized
Income	Loss	Paid-in Capital
$1,819,550	$(1,816,083)	$(3,467)

These reclassifications have no effect on net assets or net assets per share and are related to foreign currency and preferred stock issuance costs.

The tax character of distributions declared for the six months ended April 30, 2020 and the fiscal year ended October 31, 2019, were as follows:

	Ordinary Income	Total
April 30, 2020*	$15,255,236	$15,255,236
October 31, 2019	$30,510,472	$30,510,472

*The final tax character of any distribution declared in 2020 will be determined in January 2021 and reported to shareholders on IRS Form 1099- Div in accordance with federal income tax regulations.

As of October 31, 2019, the Fund’s most recent fiscal year end, the components of accumulated losses on a tax basis for the Fund are as follows:

Undistributed	Net	Other	Total
Ordinary	Unrealized	Temporary	Accumulated
Income	Depreciation	Differences	Losses
$1,910,733	$(32,348,063)	$(15,364,453)	$(45,801,783)

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. At October 31, 2019, the Fund’s most recent fiscal year end, the Fund had non-expiring capital loss carry-forwards of $14,640,26 0.

As of October 31, 2019, the Fund’s most recent fiscal year end, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

	Aggregate	Aggregate
	Gross	Gross	Net Unrealized
Federal Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$489,400,478	$4,193,967	$(36,542,030)	$(32,348,063)

9.              Credit Facility

In October 2019, the Fund entered into a credit agreement (the “State Street Credit Facility”) with State Street Bank and Trust Company (“State Street”). The State Street Credit Facility provides for loans to be made in U.S. dollars and certa in foreign currencies to an aggregate amount of $160 million , with an “accordion” feature that allows the Fund, under certa in circumstances, to increase the size of the facility to a maximum of $225 million. The Fund may reduce or terminate the commitments under the State Street Credit Facility with three business days’ notice. State Street is required to provide the Fund with 270 days’ notice prior to terminating the State Street Credit Facility, but cannot terminate the State Street Credit Facility prior to October 7, 2020. Interest on the State Street Credit Facility is generally based on London Interbank Offered Rate (“LIBOR”), or with respect to borrowings in foreign currencies, on a base rate applicable to such currency borrowing , plus a spread of 0.75%. The Fund also pays a commitment fee on any unused commitment amounts between 0.15% and 0.25%, depending on utilization levels. The Fund incurred upfront fees and legal costs totaling $0.38 million in connection with the State Street Credit Facility. The Fund has deferred and amortized these costs over State Street’s original term of the State Street Credit Facility, or through October 7, 2020. The amortization of these deferred financing costs is included in credit facility interest expense in the Statement of Operations. As of April 30, 2020, the Fund was in compliance with the terms of the State Street Credit Facility.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Fund’s credit facilities for the six months ended April 30, 2020 were as follows:

Stated interest expense	$1,286,747
Unused commitment fees	67,864
Amortization of deferred financing costs	184,819
Total interest expense	$1,539,430
Weighted average interest rate	2.44%
Average borrowings	$106,427,550

10.       Mandatorily Redeemable Preferred Shares

On October 15, 2019, the Fund issued 10-year mandatorily redeemable preferred shares (the “MRPS”). The Fund issued 2,000,000 MRPS with a total liquidation value of $50 million. The final redemption date of the MRPS is October 31, 2029. The Fund makes quarterly dividend payments on the MRPS at a six months ended dividend rate of 3.81%. The fair value of MRPS approximates its par value as of April 30, 2020. This fair value is based on Level 2 inputs under the fair value hierarchy.

Offering costs incurred In connection with the issuance of MRPS have been recorded, and are being deferred and amortized through the final redemption date of the MRPS. The amortization of these costs is included in preferred shares interest expense in the Statement of Operations.

VOTING RESULTS FROM THE MARCH 20, 2020 SHAREHOLDER MEETING

At the Annual Meeting of Shareholders held on March 20, 2020, shareholders approved the election of Catherine B. Sidamon-Eristoff as a Class II Trustee to the Board of Trustees to serve a two year term expiring in 2022 based on the following results:

Total Outstanding Shares	22,340,315
Total Shares Voted	18,343,465
For	17,756,399
Withheld	587,066

At the Annual Meeting of Shareholders held on March 20, 2020, shareholders approved the election of Jeffrey L.Zlot as a Class III Trustee to the Board of Trustees to serve a three year term expiring in 2023 based on the following results:

Total Outstanding Shares	22,340,315
Total Shares Voted	18,343,465
For	17,856,770
Withheld	486,695

At the Annual Meeting of Shareholders held on March 20, 2020, preferred shareholders approved the election of Suzanne Donohoe as a Class III Trustee to the Board of Trustees to serve a three year term expiring in 2023 based on the following results:

Total Outstanding Shares	2,000,000
Total Shares Voted	1,320,000
For	1,320,000
Withheld	0

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

1.              The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.              If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3.              The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.

4.              In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.              There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. Participants that request a sale of Common Shares through the Plan Administrator will be subject to a sales fee for Common Share sold. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.              The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

7.              All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•                  Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•                  Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•                  Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•                  For everyday business purposes: KKR shares personal information for everyday business purposes, such as to

•                  process your transactions;

•                  provide financial products or services to you;

•                  maintain your investment(s);

•                  secure business services, including printing, mailing, and processing or analyzing data;

•                  secure professional services, including accounting and legal services; or

•                  respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•                  For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•                  For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

•                 For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•                  For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•                  For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

•                  For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the six months ended April 30, 2020 that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	July 6, 2020

By	/s/ Thomas Murphy
Thomas Murphy, Treasurer, Chief Accounting Officer & Chief Financial Officer

Date	July 6, 2020